UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 11, 2003

Date of report (Date of earliest event reported)

CIMA LABS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24424	41-1569769

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Valley View Road
Eden Prairie, Minnesota	55344-9361

(Address of Principal Executive Offices)	(Zip Code)

(952) 947-8700

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.
Item 7(c). Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On September 11, 2003, CIMA LABS INC. issued a press release announcing that it had received a letter from Cephalon, Inc. regarding Cephalon’s earlier proposal to acquire all outstanding shares of CIMA common stock for $26.00 per share in cash. The press release and the Cephalon letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7(c). Exhibits.

     See Exhibit Index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2003

CIMA LABS INC.

By	/s/ JAMES C. HAWLEY

James C. Hawley
Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release dated September 11, 2003.	Filed herewith

99.2	Letter to CIMA LABS INC. from Cephalon, Inc. dated as of September 10, 2003.	Filed herewith